Exhibit 99.4

 Project Wave  Preliminary DIP Sizing Analysis  June 12, 2022

 DIP Sizing Analysis: Summary View  $ in 000s

 DIP Sizing Analysis: Summary View (cont’d)   $ in 000s

 DIP Sizing Analysis: Working Capital Detail  $ in 000s

 DIP Sizing Analysis: Summary View – 2023 Fcst  $ in 000s

 DIP Sizing Analysis: Summary View – 2023 Fcst  $ in 000s

 DIP Sizing Analysis: Working Capital Detail – 2023 Fcst  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP

 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
 DIP Sizing Analysis: Working Capital Detail – 2023 Fcst  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
  2023 EBITDA to Operating Income Bridges  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP  TO BE REPLACED BY 2023 WHEN FINAL
 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP
 H2’22 EBITDA to Operating Income Bridges  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP

 2023 EBITDA to Operating Income Bridges  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP  TO BE REPLACED BY 2023 WHEN FINAL

 2023 EBITDA to Operating Income Bridges  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP

 Reconciliation of Non-GAAP Measures  $ in 000s  Note: Forecast DPO is based on: (i) Post-Petition AP for Filing entities and (ii) Total Non-Filer AP